EXHIBIT  23.0

CONSENT  OF  INDEPENDENT  ACCOUNTANTS




We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-56590 and 33-71700), the latter as amended by Post-Effective Amendment No. 1, of Pizza Inn, Inc. of our report dated August 19, 1996 appearing on page 15 of this Form 10-K.



PRICE  WATERHOUSE,  LLP


Dallas,  TX
September  27,  1996